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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


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                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported):  May 2, 2002





                           GENESIS ENERGY, L.P.
           (Exact name of registrant as specified in its charter)




            Delaware                 1-12295         76-0513049
 (State or other jurisdiction of   (Commission   (I.R.S. Employer
  incorporation or organization)   File Number)  Identification No.)




       500 Dallas, Suite 2500, Houston, Texas          77002
      (Address of principal executive offices)       (Zip Code)




                               (713) 860-2500
              (Registrant's telephone number, including area code)





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Item 4.  Changes in Registrant's Certifying Accountant.

   By unanimous written consent dated May 2, 2002, the Registrant's Board of Directors, upon the recommendation of the Audit Committee, resolved (i) not to engage Arthur Andersen LLP ("Andersen") to act as the Registrant's independent public accountants and (ii) to engage Deloitte & Touche LLP to serve as the Registrant's independent public accountants for the fiscal year ending December 31, 2002.

   The audit reports of Andersen on the consolidated financial statements of the Registrant and subsidiaries as of and for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty or audit scope. In addition, there were no modifications as to accounting principles except that the most recent audit report of Andersen contained an explanatory paragraph with respect to the change in the method of accounting for derivative instruments effective January 1, 2001 as required by the Financial Accounting Standards Board.

   During the Registrant's two most recent fiscal years ended December 31, 2001, and from January 1, 2002 through the date of this Form 8-K, there were no disagreements between the Registrant and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

   The Registrant provided Andersen with a copy of the above disclosures. A letter dated May 2, 2002, from Andersen stating its agreement with such statements is listed under Item 7 as Exhibit 16.1 and incorporated herein by reference.

   The Registrant's press release dated May 2, 2002, announcing the engagement of Deloitte & Touche LLP as the Registrant's independent public accountants for the fiscal year ended December 31, 2002, is listed under Item 7 as Exhibit
99.1 and is incorporated herein by reference.

   During the Registrant's two most recent fiscal years ended December 31, 2001, and from January 1, 2002 through the date of this Form 8-K, the Registrant did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) or Regulation S-K.

Item 7.  Financial Statements and Exhibits.


    (c)  Exhibits

    The following materials are filed as exhibits to this Current Report on Form 8-K.

    Exhibit.
    ----
    *16.1 Letter of Arthur Andersen LLP dated May 2, 2002, regarding change in certifying accountant.
    *99.1 Press release dated May 2, 2002, "Genesis Energy, L.P. Names Deloitte & Touche Independent Auditors for 2002."

    ---------------------------------
    *  filed herewith

                                SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         GENESIS ENERGY, L.P.
                                        (A Delaware Limited Partnership)

                                   By:  GENESIS ENERGY, L.L.C., as
                                            General Partner


Date:  May 2, 2002                 By:  /s/  Ross A. Benavides
                                        -------------------------
                                        Ross A. Benavides
                                        Chief Financial Officer

                              INDEX TO EXHIBITS


Exhibit No.  Description
*16.1        Letter of Arthur Andersen LLP, dated May 2, 2002, regarding change in certifying accountant.

*99.1        Press release dated May 2, 2002, "Genesis Energy, L.P. Names
               Deloitte & Touche Independent Auditors for 2002".

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*  filed herewith